UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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Aytu BioPharma, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other Than the Registrant)

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AYTU BIOPHARMA, INC.

373 Inverness Parkway, Suite 206

Englewood, Colorado 80112

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 21, 2021

To the Stockholders of Aytu BioPharma, Inc.:

The 2021 Annual Meeting of Stockholders of Aytu BioPharma, Inc. will be held virtually on May 21, 2021, at 10:00 a.m., Mountain Time at www.virtualshareholdermeeting.com/AYTU2021AM for the following purposes, for the following purposes:

1.	To elect eight directors named in the proxy statement to serve until the 2021 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2.	To ratify the appointment of Plante & Moran, PLLC (“Plante Moran”) as our independent registered public accounting firm for the fiscal year ending June 30, 2021; and

3.	To act upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

These matters are more fully described in the proxy statement accompanying this notice.

Our board of directors (the “Board” or the “Board of Directors”) has fixed the close of business on April 16, 2021 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment thereof. A list of stockholders eligible to vote at the meeting will be available for review during our regular business hours at our principal offices in Englewood, Colorado for the 10 days prior to the meeting for review for any purposes related to the meeting.

You are cordially invited to attend a virtual annual meeting of the stockholders on May 21, 2021, at 10:00 a.m., Mountain Time at www.virtualshareholdermeeting.com/AYTU2021AM. However, to assure your representation at the meeting, you are urged to vote by proxy by following the instructions contained in the proxy statement. You may revoke your proxy or change your vote for shares of our common stock you hold directly in your name through our transfer agent, Issuer Direct Corporation, by (i) signing another proxy card with a later date and delivering it to our Corporate Secretary at 373 Inverness Parkway, Suite 206, Englewood, Colorado 80112 before the date of the annual meeting, (ii) submitting revised votes over the Internet or by telephone before 11:59 p.m., Eastern Time, on May 20, 2021, or (iii) attending the annual meeting virtually and voting your shares of our common stock online at our annual meeting. If your shares of common stock are held in the name of a bank, broker or other nominee holder of record, please follow the instructions on the voting instruction form furnished to you by such record holder.

.

Englewood, Colorado
Dated: April 16, 2021

By Order of the Board of Directors

/s/ Joshua Disbrow
Joshua R. Disbrow
Chairman and Chief Executive Officer

QUESTIONS AND ANSWERS ABOUT THE 2020 ANNUAL MEETING

Q:	Who may vote at the meeting?

A:

Our Board of Directors has set April 16, 2021 as the record date for the annual meeting of stockholders. If you owned shares of our common stock at the close of business on April 16, 2021, you may attend and vote at the meeting. Each stockholder is entitled to one vote for each share of common stock held on all matters to be voted on. As of April 16, 2021, there were 23,473,004 shares of our common stock outstanding and entitled to vote at the meeting.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:

If your shares are registered directly in your name with our transfer agent, Issuer Direct Corporation, you are considered, with respect to those shares, a “stockholder of record.” If you are a stockholder of record, you have the right to vote in person at the meeting.

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. In that case, these proxy materials have been forwarded to you by your broker, bank, or other holder of record who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank, or other holder of record on how to vote your shares by using the voting instruction card included in the Notice of Internet Availability of Proxy Materials.

Q:	What is the quorum requirement for the meeting?

A:

A majority of our outstanding shares of common stock entitled to vote as of the record date must be present at the meeting in order for us to hold the meeting and conduct business. This is called a quorum. Your shares will be counted as present at the meeting if you:

●	are present and entitled to vote in person at the meeting; or

●	properly submitted a proxy card or voter instruction card in advance of or at the meeting.

If you are present in person or by proxy at the meeting, but abstain from voting on any or all proposals, your shares are still counted as present and entitled to vote. Each proposal listed in this proxy statement identifies the votes needed to approve or ratify the proposed action.

Q:	What proposals will be voted on at the meeting?

A:	The two proposals to be voted on at the meeting are as follows:

1.	To elect the eight directors named in the proxy statement to serve until the 2021 Annual Meeting of Stockholders or until their successors have been elected and qualified; and

2.	To ratify the appointment of Plante Moran as our independent registered public accounting firm for the fiscal year ending June 30, 2021.

We will also consider any other business that properly comes before the meeting. As of the record date, we are not aware of any other matters to be submitted for consideration at the meeting. If any other matters are properly brought before the meeting, the persons named in the proxy card or voter instruction card will vote the shares they represent using their best judgment.

Q:	How can you attend the annual meeting?

A:	We are hosting the annual meeting virtually www.virtualshareholdermeeting.com/AYTU2021AM. Please note that you will not be able to attend the annual meeting in person. If you are a stockholder of record, you may vote your shares virtually at the annual meeting. Stockholders may only participate online and must pre-register. In order to attend the virtual-only meeting, you will need to pre-register by 8:00 AM, Mountain Time on May 21, 2021. To pre-register for the annual meeting, please follow these instructions:

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If your shares are registered in your name with our transfer agent and you wish to attend the annual meeting, please go to www.virtualshareholdermeeting.com/AYTU2021AM, enter the control number you received on your proxy card to access the voting page, then click on the “Click here to pre-register for the online meeting” link at the top of the page.

●

If you do not have your proxy card, you may pre-register to attend the annual meeting by emailing your proof of ownership of shares of our capital stock as of April 16, 2021 to us. After pre-registering, and upon verification of your ownership, you will receive a confirmation email prior to the annual meeting with instructions for attending the annual meeting online.

●

If your shares are not registered in your name with our transfer agent, but you are a beneficial owner and your shares are held by a broker, bank, financial institution or other nominee of record in “street name” as of April 16, 2021, you may pre-register to attend the annual meeting by emailing us and attaching evidence that you beneficially owned shares of our capital stock as of April 16, 2021, which evidence may consist of a copy of the Voting Instruction Form (or Notice) provided by your broker, bank, financial institution or other nominee of record, an account statement, or a letter or legal proxy from such custodian. After pre-registering, and upon verification of your ownership, you will receive a confirmation email prior to the annual meeting with instructions for attending the annual meeting online.

●

If you hold your capital stock in “street name,” you must obtain the appropriate documents from your broker, bank, or other nominee holder of record, giving you the right to vote the shares at the annual meeting. For beneficial owners of shares of our capital stock held in “street name,” in addition to providing identification as outlined for record holders above, you will need a legal proxy from your broker or a recent brokerage statement or letter from your broker reflecting your stock ownership as of the record date. Please note, however, that unless you have a legal proxy from your bank, broker or other nominee, you will not be able to vote any shares held in street name virtually at the annual meeting. Please note that even if you plan to attend the annual meeting, we recommend that you vote using the enclosed proxy card in advance, to ensure that your shares will be represented.

Q:	Why is the annual meeting a virtual meeting?

A:

We decided to hold the annual meeting virtually due to the COVID-19 pandemic. We are sensitive to the public health and travel concerns of our stockholders and employees and the protocols that federal, state and local governments may impose. We believe that hosting a virtual meeting will enable greater stockholder attendance and participation from any location around the world.

Q:	What if during the check-in time or during the annual meeting I have technical difficulties or trouble accessing the virtual meeting website?

A:

If you encounter any difficulties accessing the virtual meeting during the pre-registration, check-in or meeting time, please call the technical support number that will be posted on our virtual stockholder meeting log in page.

Q:	How do I vote my shares at the annual meeting?

A:	Via the Internet or by Telephone

If you hold shares of our common stock directly in your name as a stockholder of record, you may vote via the Internet or by telephone by following the instructions on the enclosed proxy card. In order to vote your shares via the Internet or by telephone, you will need the control number on your proxy card (which is unique to each stockholder to ensure all voting instructions are genuine and to prevent duplicate voting). Votes may be submitted via the Internet or by telephone, 24 hours a day, seven days a week, and must be received by 11:59 p.m., Eastern Time, on May 20, 2021.

If you hold shares of our common stock in “street name,” meaning through a broker, bank or other nominee holder of record, you may submit voting instructions via the Internet or by telephone only if Internet or telephone voting is made available by your broker, bank or other nominee holder of record. Please follow the voting instructions provided by your broker, bank or other nominee holder of record with these materials.

By Mail

If you hold shares of our common stock directly in your name as a stockholder of record, in order to vote by mail, you may submit a proxy card. You will need to complete, sign and date your proxy card and return it using the postage-paid return envelope provided. Broadridge must receive your proxy card by mail by 11:59 p.m., Eastern Time, on May 20, 2021.

If you hold shares of our common stock in “street name,” meaning through a broker, bank or other nominee holder of record, in order to provide voting instructions by mail you will need to complete, sign and date the voting instruction form provided by your broker, bank or other nominee holder of record with these materials and return it in the postage-paid return envelope provided. Your broker, bank or other nominee holder of record must receive your voting instruction form in sufficient time to vote your shares.

At the Annual Meeting

If you hold shares of our common stock directly in your name as a stockholder of record, you may vote your shares electronically during the virtual annual meeting. Please note that you will not be able to attend the annual meeting in person. If you are a stockholder of record, you may vote your shares virtually at the annual meeting. Stockholders may only participate online and must pre-register. In order to attend the virtual-only meeting, you will need to pre-register by 10:00 AM, Eastern Time on May 21, 2021. Stockholders of record also may be represented by another person at the annual meeting by executing a proper proxy designating that person and having that proper proxy be presented to the judge of election with the applicable ballot at the annual meeting.

If you hold shares of our common stock in “street name,” meaning through a broker, bank or other nominee holder of record, you must obtain a written legal proxy from that institution and present it to the judge of election with your ballot to be able to vote at the annual meeting online. To request a legal proxy, please contact your broker, bank or other nominee holder of record.

Please carefully consider the information contained in this proxy statement. Whether or not you plan to attend the annual meeting online, We encourage you to vote via the Internet, by telephone or by mail so that your shares will be voted in accordance with your wishes even if you later decide not to attend the annual meeting.

If you attend the annual meeting and vote online, any votes that you previously submitted — whether via the Internet, by telephone or by mail — will be revoked and superseded by the vote that you cast at the annual meeting. Your attendance at the annual meeting alone will not revoke any proxy previously given.

Whether your proxy is submitted via the Internet, by telephone or by mail, if it is properly completed and submitted, and if you do not revoke it prior to or at the annual meeting, your shares will be voted at the annual meeting in the manner specified by you, except as otherwise set forth in this proxy statement.

Q:	Can I revoke my proxy or change my voting instructions for my common stock?

A:	Yes. You may revoke your proxy or change your vote at any time before the closing of the polls at the annual meeting.

If you are a stockholder of record at the record date for our annual meeting (the close of business on April 16, 2021), you can revoke your proxy or change your vote by:

●

filing a written notice of revocation bearing a later date than the proxy with our Corporate Secretary either before or at our annual meeting at 373 Inverness Parkway, Suite 206, Englewood, Colorado 80112;

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duly executing a later-dated proxy relating to the same shares and delivering it to our Corporate Secretary either before or at our annual meeting and before the taking of the vote, at 373 Inverness Parkway, Suite 206, Englewood, Colorado 80112;

●	attending our annual meeting virtually and voting online (although attendance at the meeting will not in and of itself constitute a revocation of a proxy); or

●

if you voted by telephone or via the Internet, voting again by the same means prior to 11:59 p.m. Eastern Time on May 20, 2021 (your latest telephone or internet vote, as applicable, will be counted and all earlier votes will be disregarded).

If you hold your shares in “street name” through a broker, bank or other nominee holder of record, you must contact your broker, bank or other nominee holder of record to change your vote or obtain a written legal proxy to vote your shares if you wish to cast your vote at our annual meeting online.

Q:	What happens if I sell my shares of common stock after the record date but before the annual meeting?

A:

The record date for the annual meeting (the close of business on April 16, 2021) is earlier than the date of the annual meeting. If you sell or otherwise transfer your shares of our stock after the record date but before the date of the annual meeting, you will, unless the transferee obtains a proxy from you, retain your right to vote at the annual meeting.

Q:	Where can I find the voting results of the meeting?

A:	We will announce preliminary voting results at the annual meeting. We will publish the results in a Form 8-K filed with the SEC within four business days of the annual meeting.

AYTU BIOPHARMA, INC.

373 Inverness Parkway, Suite 206

Englewood, Colorado 80112

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

MAY 21, 2021

This proxy statement has been prepared by the management of Aytu BioPharma, Inc. “We,” “our” and “the Company” each refers to Aytu BioPharma, Inc.

In accordance with the rules of the SEC, instead of mailing a printed copy of our proxy materials to each stockholder of record, we are furnishing proxy materials, including the notice, this proxy statement, our annual report to stockholders, including financial statements, and a proxy card for the meeting, by providing access to them on the Internet to save printing costs and benefit the environment. These materials will first be available on the Internet on or about April 16, 2021. We will mail a Notice of Internet Availability of Proxy Materials on or about April 21, 2021 to our stockholders of record and beneficial owners as of April 16. 2021, the record date for the meeting. This proxy statement and the Notice of Internet Availability of Proxy Materials contain instructions for accessing and reviewing our proxy materials on the Internet and for voting by proxy over the Internet. If you prefer to receive printed copies of our proxy materials, the Notice of Internet Availability of Proxy Materials contains instructions on how to request the materials by mail. You will not receive printed copies of the proxy materials unless you request them. If you elect to receive the materials by mail, you may also vote by proxy on the proxy card or voter instruction card that you will receive in response to your request.

Effective as of December 8, 2020, we completed a 1-for-10 reverse stock split of our common stock. All references to numbers of shares of common stock and per-share information in this proxy statement have been adjusted retroactively, as appropriate, to reflect the 1-for-10 reverse stock split.

GENERAL INFORMATION ABOUT SOLICITATION VOTING AND ATTENDING

Who Can Vote

You are entitled to attend the meeting and vote your common stock if you held shares as of the close of business on April 16, 2021. As of April 16, 2021, there were 23,473,004 shares of common stock outstanding and entitled to vote.

Counting Votes

Consistent with state law and our bylaws, the presence, in person or by proxy, of at least a majority of the outstanding shares of our capital stock entitled to vote at the meeting will constitute a quorum for purposes of voting on a particular matter at the meeting. Once a share is represented for any purpose at the meeting, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment thereof unless a new record date is set for the adjournment. Shares held of record by stockholders or their nominees who do not vote by proxy or attend the meeting in person will not be considered present or represented and will not be counted in determining the presence of a quorum. Signed proxies that withhold authority or reflect abstentions and “broker non-votes” will be counted for purposes of determining whether a quorum is present. When a broker, bank, or other nominee has discretion to vote on one or more proposals at a meeting but does not have discretion to vote on other matters at the meeting, the broker, bank, or other nominee will inform the inspector of election that it does not have the authority to vote on the “non-discretionary” matters with respect to shares held for beneficial owners which did not provide voting instructions with respect to the “non-discretionary” matters.  This situation is commonly referred to as a “broker non-vote.” Broker non-votes will be counted for purposes of establishing a quorum to conduct business at the meeting, but not for determining the number of shares voted FOR, AGAINST, or ABSTAIN with respect to any matters.

Assuming the presence of a quorum at the meeting:

●

The election of directors will be determined by a plurality of the votes cast at the meeting. This means that the eight nominees receiving the highest number of “FOR” votes will be elected as directors. Abstentions and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on this proposal.

●

The ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the meeting. Abstentions and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on this proposal.

We strongly encourage you to vote your shares promptly. This action ensures that your shares will be voted in accordance with your wishes at the meeting.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Our bylaws provide that the number of directors constituting our Board of Directors shall be determined solely and exclusively by resolution duly adopted from time to time by our Board. There are eight directors presently serving on our Board, and the number of directors to be elected at this annual meeting is eight. Our full Board has proposed the eight nominees listed below (who are our current directors) for re-election to the Board for a one-year term.

Our Board has determined that, under NASDAQ listing rules, all of our directors are independent, except for Messrs. Disbrow and McLaughlin. In addition to the specific bars to independence set forth in the NASDAQ listing rules, we also consider whether a director or his affiliates have provided any services to, worked for or received any compensation from us or any of our subsidiaries in the past three years in particular. In addition, none of the nominees are related by blood, marriage or adoption to any other nominee or any of our executive officers, except that Joshua Disbrow and Jarrett Disbrow, our Executive Vice President, Corporate Operations, are brothers.

Directors with Terms Expiring

Name	Age	Director Since	Position(s) with Aytu
Joshua Disbrow	46	January 2016	Chairman, Chief Executive Officer & Director
Steven Boyd	38	March 2019	Director
Gary Cantrell	64	July 2016	Director
Carl Dockery	56	April 2016	Director
John Donofrio, Jr.	51	July 2016	Director
Beth Hecht	57	March 2021	Director
Michael Macaluso	67	April 2015	Director
Jerry McLaughlin	53	March 2021	Director

Joshua Disbrow – Chairman and Chief Executive Officer

Joshua Disbrow has been employed by us since April 16, 2015 and a member of our Board of Directors since January 2016. Prior to the closing of the merger with Luoxis Diagnostics, Inc. and Vyrix Pharmaceuticals, Inc. that formed Aytu BioPharma, Mr. Disbrow was the Chief Executive Officer of Luoxis since January 2013. Mr. Disbrow served as the Chief Operating Officer of Ampio Pharmaceuticals, Inc. (“Ampio”) from December 2012 until April 2015. Prior to joining Ampio, he served as the Vice President of Commercial Operations at Arbor Pharmaceuticals LLC (“Arbor”), a specialty pharmaceutical company, from May 2007 through October 2012. He joined Arbor as that company’s second full-time employee. Mr. Disbrow led the company’s commercial efforts from inception to the company’s acquisition in 2010 and growth to over $127 million in net sales in 2011 and to over $250 million in net sales in 2012. By the time Mr. Disbrow departed Arbor in late 2012, he handled the growth of the commercial organization to comprise over 150 people in sales, marketing sales training, managed care, national accounts, and other commercial functions. Mr. Disbrow has spent over 23 years in the pharmaceutical, diagnostic and medical device industries and has held positions of increasing responsibility in sales, commercialization, sales management, commercial operations and commercial strategy. Prior to joining Arbor, Mr. Disbrow served as Regional Sales Manager with Cyberonics, Inc., a medical device company focused on neuromodulation therapies from June 2005 through April 2007. Prior to joining Cyberonics he was the Director of Marketing at LipoScience Inc., an in vitro diagnostics company. Mr. Disbrow holds an MBA from Wake Forest University and BS in Management from North Carolina State University. Mr. Disbrow’s experience in executive management and marketing within the pharmaceutical industry, monetizing company opportunities, and corporate finance led to the conclusion that he should serve as a member of our Board of Directors.

Steven J. Boyd - Director

Steven J. Boyd joined our Board of Directors in March 2019. Mr. Boyd is the Chief Investment Officer and founder of Armistice, a hedge fund focused on the health care and consumer sectors based in New York City. Prior to founding Armistice, Mr. Boyd was a senior research analyst at Senator Investment Group, an associate at York Capital, an analyst at SAB Capital Management and an analyst at McKinsey & Company. Mr. Boyd is a graduate of the University of Pennsylvania, with degrees in economics and political science. He serves on the boards of directors of each of Cerecor Inc. and Eyegate Pharmaceuticals, Inc. The Board of Directors believes that Mr. Boyd’s experience in the capital markets and strategic transactions, and his focus on the healthcare industry led to the conclusion that he should serve as a member of our Board of Directors. Mr. Boyd has elected to not receive any compensation for his board service.

Gary Cantrell – Director

Gary Cantrell joined our Board of Directors in July 2016. He has 30 years of experience in the life sciences industry ranging from clinical experience as a respiratory therapist to his current executive consulting business as Principal of Averaden, LLC, where he has served since July 2015. Prior to his service at Averaden, LLC, Mr. Cantrell consulted exclusively with Mayne Pharma Group Limited (“Mayne”) (ASX: MYX) as Business Development Executive focused on acquiring branded prescription assets for Mayne’s U.S. Specialty Brands Division, a position he held from July 2015 to October 2017. Mr. Cantrell served as CEO of Yasoo Health Inc. (“Yasoo”), a global specialty nutritional company from 2007 through June 2015, highlighted by the sale of its majority asset AquADEKs to Actavis Generics in March 2016. Previously, he was President of The Catevo Group, a U.S.-based healthcare consulting firm. Prior to that, he was Executive Vice President, Sales and Marketing for TEAMM Pharmaceuticals Inc., an Accentia Biopharmaceuticals company, where he led all commercial activities for a public specialty pharmaceutical business. His previous 22 years were at GlaxoSmithKline plc where he held progressively senior management positions in sales, marketing and business development. Mr. Cantrell is a graduate of Wichita State University and serves as an advisor to several emerging life science companies. He served as a director for Yasoo Health Inc., Yasoo Health Limited and Flexible Stenting Solutions, Inc., a leading developer of next generation peripheral arterial, venous, neurovascular and biliary stents, which was sold to Cordis, while a Division of Johnson & Johnson in March 2013. Mr. Cantrell served as a director of Vyrix from February 2014 to April 2015. Mr. Cantrell’s experience in consulting and executive management within the pharmaceutical industry led to the conclusion that he should serve as a member of our Board of Directors.

Carl Dockery – Director

Carl Dockery joined our Board of Directors in April 2016. Mr. Dockery is a financial executive with 30 years of experience as an executive in the insurance and reinsurance industry and more recently since 2006 as the founder and president of a registered investment advisory firm, Alpha Advisors, LLC. Mr. Dockery’s career as an insurance executive began in 1988 as an officer and director of two related and closely held insurance companies, including serving as secretary of Crossroads Insurance Co. Ltd. of Bermuda and as vice president of Gulf Insurance Co. Ltd. of Grand Cayman. Familiar with the London reinsurance market, in the 1990s, Mr. Dockery worked at Lloyd’s and the London Underwriting Centre brokering various types of reinsurance placements. Mr. Dockery served as a director of CytoDyn Inc. (OTCQB: CYDY), a biotechnology company, from September 2014 until September 2019. Mr. Dockery graduated from Southeastern University with a Bachelor of Arts in Humanities. Mr. Dockery’s financial expertise and experience, as well as his experience as a director of a publicly traded biopharmaceutical company led to the conclusion that he should serve as a member of our Board of Directors.

John Donofrio, Jr. – Director

John Donofrio joined our Board of Directors in July 2016. He is a senior finance executive with over 25 years of experience in the pharmaceutical industry across a broad range of areas, including consolidated financial reporting, international accounting and internal controls, financial systems development and implementation, cost accounting, inventory management, supply chain, transfer pricing, budget and forecast planning, integration of mergers and acquisitions and business development. Since March 2019, he has served as the Chief Executive Officer of EPI Health, a privately-held specialty pharmaceutical company commercializing products in the dermatology market. He previously served as Chief Financial Officer and Head of Business Development at TrialCard from March of 2018 to March 2019. TrialCard is a technology-driven pharmaceutical services company providing patient access and support programs to the pharmaceutical and biotechnology industries. Prior to joining TrialCard, Mr. Donofrio was the Chief Financial Officer and Head of North American Business Development for Merz North America, or Merz, from August 2013 to March 2018. Merz is a specialty healthcare company that develops and commercializes innovative treatment solutions in aesthetics, dermatology and neurosciences in the United States and Canada. At Merz, Mr. Donofrio was accountable for financial performance, cost management, business development and strategic business planning and analysis for the finance organization in North America. Prior to joining Merz, Mr. Donofrio served as Vice President, Stiefel Global Finance, U.S. Specialty Business and Puerto Rico for Stiefel, a GlaxoSmithKline plc company from July 2009 to July 2013. In that role, Mr. Donofrio was responsible for the financial strategy, management reporting, and overall control framework for the Global Dermatology Business Unit. He was also the Senior Finance Partner accountable for the U.S. Specialty Business Units of GlaxoSmithKline plc. Mr. Donofrio served as a director of Vyrix from February 2014 to April 2015. Mr. Donofrio holds a degree in Accounting from North Carolina State University. Mr. Donofrio’s financial expertise and experience in the pharmaceutical industry led to the conclusion that he should serve as a member of our Board of Directors.

Beth Hecht – Director

Beth Hecht joined our Board of Directors in March 2021. Since January 2019, Ms. Hecht has served as Senior Vice President, General Counsel and Corporate Secretary of Xeris Pharmaceuticals, Inc. (NASDAQ: XERS) and she served as General Counsel and Corporate Secretary of Xeris on a part-time basis from January 2018 to December 2018. From October 2012 through December 2018, Ms. Hecht served as Managing Director and Chief Legal and Administrative Officer of Auven Therapeutics. From November 2013 through November 2014, Ms. Hecht also served as Corporate Secretary and Legal and Compliance Advisor at Durata Therapeutics Inc., which merged with Actavis plc in November 2014. Prior to that, she was Senior Vice President, General Counsel and Corporate Secretary at the Sun Products Corporation from March 2009 through September 2012, and prior to that Executive Vice President and General Counsel of MedPointe Inc. Ms. Hecht received a J.D. from Harvard Law School and a B.A. from Amherst College. Ms. Hecht's experience in the life sciences industry and her knowledge of corporate compliance matters in the pharmaceutical industry led to the conclusion that she should serve as a member of our Board of Directors.

Michael Macaluso – Director

Michael Macaluso joined our Board of Directors in April 2015. Mr. Macaluso is also the Chairman and Chief Executive Officer of Ampio. Mr. Macaluso has been a member of Ampio’s board of directors since March 2010 and Ampio’s Chief Executive Officer since January 2012. Mr. Macaluso served in the roles of President and Chief Executive Officer of Isolagen, Inc. (AMEX: ILE) from June 2001 until September 2004. Mr. Macaluso also served on the Board of Directors of Isolagen from June 2001 until April 2005. From October 1998 until June 2001, Mr. Macaluso was the owner of Page International Communications, a manufacturing business. Mr. Macaluso was a founder and principal of International Printing and Publishing, a position Mr. Macaluso held from 1989 until 1997, when he sold that business to a private equity firm. Mr. Macaluso’s experience in executive management within the pharmaceutical industry, monetizing company opportunities, and corporate finance led to the conclusion that he should serve as a member of our Board of Directors.

Jerry McLaughlin – Director

Jerry McLaughlin joined our Board of Directors in March 2021. From June 2018 until March 2021, Mr. McLaughlin served as the President, Chief Executive Officer, and member of the Board of Directors of Neos Therapeutics, Inc. From June 2014 until June 2018, he was President and Chief Executive Officer of AgeneBio, a CNS biopharmaceutical company. Prior to this, Mr. McLaughlin served as the Senior Vice President and Chief Commercial Officer of NuPathe Inc. from September 2007 until its acquisition by Teva Pharmaceuticals Industries Ltd. in March 2014. Previously, Mr. McLaughlin was at Endo Pharmaceuticals from 2001 to 2007 and served in a variety of commercial leadership roles at Merck from 1990 to 2001. He holds a B.A. in Economics from Dickinson College and an M.B.A. from Villanova University. Mr. McLaughlin's over 30 years of experience in the pharmaceutical industry, including high-level commercial roles at Neos, NuPathe, Endo, and Merck led to the conclusion that he should serve as a member of our Board of Directors.

Vote Required

Directors are elected by a plurality of the votes cast at the annual meeting. This means that the seven nominees receiving the highest number of “FOR” votes will be elected as directors. Abstentions and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on this proposal.

Recommendation

Our Board of Directors unanimously recommends that stockholders vote FOR all eight of the director nominees listed above.

Unless marked otherwise, proxies received will be voted “FOR” the approval of all eight of the director nominees listed above.

PROPOSAL NO. 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

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Plante Moran, has served as our independent auditor since April 2015 and has been appointed by our Audit Committee to continue as our independent auditor for the fiscal year ending June 30, 2020.

The following table presents aggregate fees for professional services rendered by our independent registered public accounting firm, Plante Moran, for the audit of our annual financial statements for the respective periods.

	Year Ended June 30,
	2020	2019
Audit fees	$276,000	$154,000
Audit related fees (1)	86,000	55,000
Tax fees (2)	—	—
Total fees	$362,000	$209,000

(1)

Audit-related fees for both fiscal year 2020 and 2019 were comprised of fees related to registration statements, including for our August 2017 private offering, S-3 & S-4 filings, our March 2018 public offering, our October 2018 public offering, our March 10, 2020, our March 12, 2020 and our March 19, 2020 offerings respectively.

(2)	Tax fees are comprised of tax compliance, preparation and consultation fees.

Policy on Pre-Approval of Services of Independent Registered Public Accounting Firm

Our Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm, although it has no written policy on this matter. Prior to engagement of the independent registered public accounting firm for the following year’s audit, management will submit to the Audit Committee for approval a description of services expected to be rendered during that year for each of following four categories of services:

Audit services include audit work performed in audit of the annual financial statements, review of quarterly financial statements, reading of annual, quarterly and current reports, as well as work that generally only the independent auditor can reasonably be expected to provide.

Audit-related services are for assurance and related services that are traditionally performed by the independent auditor, including the provisions of consents and comfort letters in connection with the filing of registration statements, due diligence related to mergers and acquisitions and special procedures required to meet certain regulatory requirements.

Tax services consist principally of assistance with tax compliance and reporting, as well as certain tax planning consultations.

Other services are those associated with services not captured in the other categories. We generally do not request such services from our independent auditor.

Prior to the engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted, and the Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm.

Vote Required

Ratification of the appointment of Plante Moran as our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the meeting. Abstentions and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on this proposal.

Recommendation

The Board unanimously recommends that stockholders vote FOR the ratification of the appointment of Plante Moran as our independent registered public accounting firm for the fiscal year ending June 30, 2021.

Unless marked otherwise, proxies received will be voted “FOR” the ratification of the appointment of Plante Moran as our independent registered public accounting firm for the fiscal year ending June 30, 2021.

CORPORATE GOVERNANCE

Information about the Board of Directors

Board Composition

Our Board of Directors currently consists of eight members. Directors elected at this meeting and each subsequent annual meeting will be elected for one-year terms or until their successors are duly elected and qualified.

Joshua Disbrow has served as our Chief Executive Officer since April 2015 and as the Chairman of our Board since July 2016. Our Board does not currently have a policy on whether the same person should serve as both the Chief Executive Officer and Chairman of the Board or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee. The Board believes that it should have the flexibility to make these determinations at any given point in time in the way that it believes best to provide appropriate leadership for us at that time.

Selection of Nominees for our Board of Directors

To be considered as a director nominee, an individual must have, among other attributes: high personal and professional ethics, integrity and values; commitment to our Company and stockholders; an inquisitive and objective perspective and mature judgment; availability to perform all Board and committee responsibilities; and independence. In addition to these minimum requirements, our Board will evaluate whether the nominee’s skills are complementary to the existing directors’ skills and our Board’s need for operational, management, financial, international, industry-specific or other expertise. We do not have a specific written policy with regard to the consideration of diversity in identifying director nominees. We focus on identifying nominees with experience, qualifications, attributes and skills to work with the other directors to serve the long-term interests of our stockholders. All those matters being equal, we do and will consider diversity a positive additional characteristic in potential nominees.

In addition to candidates submitted by Board members, director nominees recommended by stockholders will be considered. Stockholder recommendations must be made in accordance with the procedures described in the section titled “Stockholder Proposals” below and will receive the same consideration that other nominees receive. All nominees are evaluated by our Board to determine whether they meet the minimum qualifications and whether they will satisfy our Board’s needs for specific expertise at that time.

No stockholder has nominated anyone for election as a director at this annual meeting.

Board Committees

Our Board has established an Audit Committee, Compensation Committee and Nominating and Governance Committee. Our Audit Committee consists of Mr. Donofrio (Chair), Mr. Dockery, and Mr. Macaluso. Our Compensation Committee consists of Mr. Macaluso (Chair), Mr. Cantrell, Mr. Dockery and Mr. Donofrio. Our Nominating and Governance Committee consists of Mr. Dockery (Chair), Mr. Macaluso and Mr. Donofrio.

Each of the above-referenced committees operates pursuant to a formal written charter. The charters for these committees, which have been adopted by our Board, contain a detailed description of the respective committee’s duties and responsibilities and are available on our website at http://www.aytubio.com under the “Investor Relations—Corporate Governance” tab.

Audit Committee

Our Audit Committee consists of Mr. Donofrio (Chair), Mr. Dockery and Mr. Macaluso. The Audit Committee held five meetings during the fiscal year ended June 30, 2020. Each of Mr. Donofrio, Mr. Dockery and Mr. Macaluso satisfies the independence requirements of Rule 803(A)(2) of the NASDAQ listing rules and SEC Rule 10A-3. Our Audit Committee is responsible for, among other things:

●	appointing, terminating, compensating, and overseeing the work of any accounting firm engaged to prepare or issue an audit report or other audit, review or attest services;

●

reviewing and approving, in advance, all audit and non-audit services to be performed by the independent auditor, taking into consideration whether the independent auditor’s provision of non-audit services to us is compatible with maintaining the independent auditor's independence;

●	reviewing and discussing the adequacy and effectiveness of our accounting and financial reporting processes and controls and the audits of our financial statements;

●

establishing and overseeing procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by our employees regarding questionable accounting or auditing matters;

●	investigating any matter brought to its attention within the scope of its duties and engaging independent counsel and other advisors as the Audit Committee deems necessary;

●	determining compensation of the independent auditors and of advisors hired by the Audit Committee and ordinary administrative expenses;

●	reviewing and discussing with management and the independent auditor the annual and quarterly financial statements prior to their release;

●	monitoring and evaluating the independent auditor's qualifications, performance, and independence on an ongoing basis;

●	reviewing reports to management prepared by the internal audit function, as well as management's response;

●	reviewing and assessing the adequacy of the formal written charter on an annual basis;

●	reviewing and approving related-party transactions for potential conflict of interest situations on an ongoing basis; and

●	handling such other matters that are specifically delegated to the Audit Committee by our Board from time to time.

Our Board has determined that Mr. Donofrio qualifies as an audit committee financial expert, as defined in Item 407(d)(5) of Regulation S-K promulgated by the SEC. The designation does not impose on Mr. Donofrio any duties, obligations or liabilities that are greater than those generally imposed on members of our Audit Committee and our Board of Directors.

AUDIT COMMITTEE REPORT

The Audit Committee engages the independent registered public accounting firm, reviews with such firm the plans and results of any audits, reviews other professional services provided by such firm, reviews the independence of such firm, considers the range of audit and non-audit fees and reviews with management its evaluation of the Company’s internal control structure.

The Audit Committee has reviewed and discussed the Company’s consolidated financial statements for fiscal year 2020 with management and Plante Moran, the Company’s independent registered public accounting firm. In its discussion, management has represented to the Audit Committee that the Company’s consolidated financial statements for fiscal year 2020 were prepared in accordance with U.S. generally accepted accounting principles. In addition, the Audit Committee has discussed with Plante Moran the matters required to be discussed in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) by Auditing Standard No. 16, Communications with Audit Committees.

The Audit Committee has received from the independent registered public accounting firm written disclosures and a letter from such firm required by applicable requirements of the PCAOB regarding such firm’s communications with the Audit Committee concerning independence, and has discussed with such firm its independence.

Based on these reviews and discussions, the Audit Committee has recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2020 for filing with the SEC.

Audit Committee

Mr. Donofrio (Chair)

Mr. Dockery

Mr. Macaluso

Compensation Committee

Our Compensation Committee consists of Mr. Macaluso, Mr. Cantrell, Mr. Dockery and Mr. Donofrio. The Compensation Committee held five meetings during the fiscal year ended June 30, 2020. Each of Mr. Macaluso, Mr. Cantrell, Mr. Dockery and Mr. Donofrio satisfies the independence requirements of the NASDAQ listing rules. Our Compensation Committee is responsible for, among other things:

●	reviewing and approving the compensation, employment agreements and severance arrangements, and other benefits of all of our executive officers and key employees;

●	reviewing and approving, on an annual basis, the corporate goals and objectives relevant to the compensation of the executive officers, and evaluating their performance in light thereof;

●	reviewing and making recommendations, on an annual basis, to the Board with respect to director compensation;

●

reviewing any analysis or report on executive compensation required to be included in the annual proxy statement and periodic reports pursuant to applicable federal securities rules and regulations, and recommending the inclusion of such analysis or report in our proxy statement and period reports;

●	reviewing and assessing, periodically, the adequacy of the formal written charter; and

●	such other matters that are specifically delegated to the Compensation Committee by our Board from time to time.

Pursuant to its written charter, our Compensation Committee has the authority to engage the services of outside advisors as it deems appropriate to assist it in the evaluation of the compensation of our directors, principal executive officer or other executive and non-executive officers, and in the fulfillment of its other duties. The Compensation Committee did not engage the services of outside advisors during fiscal year 2020. Additionally, our Compensation Committee has the authority to review and approve the compensation of our other officers and employees and may delegate its authority to review and approve the compensation of other non-executive officer employees to specified executive officers.

Nominating and Governance Committee

Our Nominating and Governance Committee consists of Mr. Dockery (Chair), Mr. Cantrell and Mr. Donofrio. The Nomination and Governance Committee did not hold any meetings during the fiscal year ended June 30, 2020. Each of Mr. Dockery, Mr. Cantrell and Mr. Donofrio satisfies the independence requirements of the NASDAQ listing rules. It is responsible for, among other things:

●	identifying and screening candidates for our Board, and recommending nominees for election as directors;

●	establishing procedures to exercise oversight of the evaluation of our Board and management;

●

reviewing the structure of our Board’s committees and recommending to our Board for its approval directors to serve as members of each committee, and where appropriate, making recommendations regarding the removal of any member of any committee;

●	developing and reviewing our code of conduct, evaluating management's communication of the importance of our code of conduct, and monitoring compliance with our code of conduct;

●	reviewing and assessing the adequacy of the formal written charter on an annual basis; and

●	generally advising our Board on corporate governance and related matters.

Risk Oversight

Our Board of Directors is responsible for our Company’s risk oversight. In fulfilling that role, our Board focuses on our general risk-management strategy and the most significant risks facing our Company, and ensures that risk-mitigation strategies are implemented by management. Our Compensation Committee oversees risks related to our compensation and benefit plans and policies to ensure sound pay practices that do not cause risks to arise that are reasonably likely to have a material adverse effect on our Company. Our Board seeks to minimize risks related to governance structure by implementing sound corporate governance principles and practices.

Family Relationships

Jarrett T. Disbrow, our Executive Vice President, Corporate Operations, is the brother of Joshua R. Disbrow, our Chairman and Chief Executive Officer. There are no other family relationships among or between any of our current or former executive officers and directors.

Executive Officers

Our executive officers are as follows:

Name	Age	Position

Joshua Disbrow	46	Chairman, Chief Executive Officer & Director
Richard Eisenstadt	62	Chief Financial Officer, Secretary, and Treasurer
David Green	58	Former Chief Financial Officer, Secretary, and Treasurer

Biographical information regarding Joshua R. Disbrow is set forth above.

Richard Eisenstadt –Chief Financial Officer, Secretary and Treasurer

Mr. Eisenstadt has served as our Chief Financial Officer, Secretary and Treasurer since March 31, 2021. Prior to joining the Company, Mr. Eisenstadt served as Chief Financial Officer from May 2014 to March 2021 of Neos Therapeutics, Inc. Mr. Eisenstadt served as Chief Financial Officer of ArborGen Inc. from January 2013 to May 2014, and as Vice President of Finance and Chief Financial Officer of Tranzyme, Inc., now part of Mallinckrodt Pharmaceuticals (NYSE: MNK) from June 2003 to December 2012. He previously held financial leadership positions at Cogent Neuroscience, Inc. and Nimbus CD International, Inc. Mr. Eisenstadt received his M.B.A. from James Madison University and his B.A. in Economics from the University of North Carolina, Chapel Hill.

David Green – Former Chief Financial Officer, Secretary and Treasurer

Mr. Green served as our Chief Financial Officer, Secretary and Treasurer from December 2017 to March 2021. Prior to joining the Company, Mr. Green served as Chief Accounting Officer from May 2016 until February 2017 at Intarcia Therapeutics, Inc., a biopharmaceutical company currently engaged in late stage clinical development. Mr. Green was a Consultant at DAG Advisors, a position he held October 2014 to May 2016. From February 2012 until October 2014, he was Chief Financial Officer of Catheter Connections, a commercial-stage medical device company that was acquired by Merit Medical. Preceding Catheter Connections, Mr. Green was Chief Financial Officer at Specialized Health Products International, a publicly traded medical device company that was acquired by C.R. Bard. Prior to his time serving in senior financial leadership roles at commercial-stage specialty life sciences companies, Mr. Green was a Managing Director at Duff & Phelps, a global investment banking and corporate finance advisory firm for nearly a decade. Mr. Green was also a founding member of Ernst & Young's Palo Alto Center for Strategic Transactions, where he advised the firm's clients on using strategic transactions to accelerate growth. Mr. Green earned a Bachelor of Science from the State University of New York, and a Master of Business Administration from the University of Rochester, and is a Certified Public Accountant.

On March 31, 2021, Mr. Green resigned as our Chief Financial Officer, Secretary and Treasurer

Involvement in Certain Legal Proceedings

None of our directors or executive officers has been involved in any legal proceeding in the past 10 years that would require disclosure under Item 401(f) of Regulation S-K promulgated under the Securities Act.

Code of Ethics

We have adopted a written code of ethics that applies to our officers, directors and employees, including our principal executive officer and principal accounting officer. We intend to disclose any amendments to, or waivers from, our code of ethics that are required to be publicly disclosed pursuant to rules of the SEC by filing such amendment or waiver with the SEC. This code of ethics and business conduct can be found in the Investors—Corporate Governance section of our website, http://www.aytubio.com.

Anti-Hedging Policy

Our Insider Trading Policy discourages employees, including executive officers, and their family members, from engaging in hedging activities or holding our securities in margin accounts, as well as pledging of our securities as collateral for loans.

Information Regarding Meetings of the Board

The business of our Company is under the general oversight of our Board of Directors as provided by the Delaware General Corporation Law and our bylaws. During the fiscal year ended June 30, 2020, our Board held five meetings and also conducted business by written consent. Except for Ms. Hecht and Mr. McLaughlin, who joined in the Board in March 2021, each person who was a director during fiscal 2020 attended at least 75% of the Board meetings and the committees on which he served. We do not have a formal written policy with respect to Board members’ attendance at our annual meetings of stockholders, but we encourage them to do so.

We have not adopted a policy with regard to board members’ attendance at annual meetings of stockholders. Except for Ms. Hecht and Mr. McLaughlin, who joined in the Board in March 2021, all of our directors attended our last annual meeting of stockholders.

Director Independence

Six of our eight directors are independent under the NASDAQ listing rules. The other directors, Joshua Disbrow and Jerry McLaughlin, are not independent.

Stockholder Proposals and Communications with the Board

Our bylaws establish procedures for stockholder nominations for elections of directors and bringing business before any annual meeting or special meeting of stockholders. A stockholder entitled to vote in the election of directors may nominate one or more persons for election as directors at a meeting only if written notice of such stockholder’s intent to make such nomination or nominations has been delivered to our Corporate Secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the prior year’s annual meeting. In the event that the date of the annual meeting is more than 30 days before or more than 60 days after the anniversary date of the prior year’s annual meeting, the stockholder notice must be given not more than 120 days nor less than the later of 90 days prior to the date of the annual meeting or, if it is later, the 10th day following the date on which the date of the annual meeting is first publicly announced or disclosed by us. These notice deadlines are the same as those required by the SEC’s Rule 14a-8.

Pursuant to the bylaws, a stockholder’s notice must set forth among other things: (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, and the rules and regulations thereunder; and (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made.

There have been no changes to these nominating procedures since the adoption of the bylaws.

Stockholders who wish to communicate with our Board of Directors or with specified individual directors may do so directly by writing to:

Board of Directors (or name of individual director)
c/o Secretary
Aytu BioPharma, Inc.
373 Inverness Parkway, Suite 206
Englewood, Colorado 80112

We will forward all communications from stockholders to our full Board of Directors, to non-management directors or to an individual director that is most closely related to the subject matter of the communication, except for the following types of communications: (i) communications that advocate that we engage in illegal activity; (ii) communications that, under community standards, contain offensive or abusive content; (iii) communications that have no relevance to our business or operations; and (iv) mass mailings, solicitations and advertisements. The Corporate Secretary will determine when a communication is not to be forwarded. Our acceptance and forwarding of communications to directors does not imply that directors owe or assume any fiduciary duties to persons submitting the communications.

DIRECTOR COMPENSATION

Our current compensation package for non-employee directors, effective July 1, 2020, consists of: an annual cash retainer of $70,000 for the non-executive Board chair, $40,000 for each other director, $20,000 for each audit committee and compensation committee chair, $10,000 for nominating and governance committee chair, and $10,000 for each other committee member of the audit and compensation committees and $5,000 for each other committee member of the nominating and governance committee; a grant of 6,500 restricted shares of stock or restricted stock units upon appointment to the Board; and an annual stock option grant of 1,500 shares thereafter.

The following table provides information regarding all compensation paid to non-employee directors of our Company during the fiscal year ended June 30, 2020 which does not take into account the adjustments made effective July 1, 2020.

The following table provides information regarding all compensation paid to our non-employee directors during the fiscal year ended June 30, 2020.

Name	Fees Earned or Paid in Cash	All Other Compensation (1)	Total
Carl C. Dockery (2)(3)	$74,400	$56,130	$130,530
John A. Donofrio Jr. (2)(3)	$74,400	$56,130	$130,530
Michael E. Macaluso (2)(3)	$69,400	$56,130	$125,530
Gary V. Cantrell (2)(3)	$64,400	$42,564	$106,964
Ketan Mehta (2)(3)(4)	$44,600	$61,800	$106,400
Steven J. Boyd (2)(3)	$–	$–	$–

(1)	This column reflects the aggregate grant date fair value of restricted stock and stock options.
(2)

As of June 30, 2020, the number of restricted shares held by each non-employee director was as follows: (i) 15,263 restricted shares for Mr. Dockery; (ii) 15,263 restricted shares for Mr. Donofrio; (iii) 20,263 restricted shares for Mr. Macaluso; (iv) 16,263 restricted shares for Mr. Cantrell; and (v) 7,500 restricted shares for Mr. Mehta.

(3)

As of June 30, 2020, the number of stock options held by each non-employee director was as follows: (i) 4,005 shares for Mr. Dockery; (ii) 4,005 shares for Mr. Donofrio; (iii) 4,015 shares for Mr. Macaluso; (iv) 2,005shares for Mr. Cantrell and (v) 4,000 shares for Mr. Mehta

(4)	Mr. Mehta resigned from our Board of Directors on March 19, 2021.

EXECUTIVE COMPENSATION

In accordance with Item 402 of Regulation S-K promulgated by the SEC, we are required to disclose certain information regarding the makeup of and compensation of our Company’s named executive officers. In establishing executive compensation, our Board of Directors is guided by the following goals:

●	compensation should consist of a combination of cash and equity awards that are designed to fairly pay the executive officers for work required for a company of our size and scope;

●	compensation should align the executive officers’ interests with the long-term interests of stockholders; and

●	compensation should assist with attracting and retaining qualified executive officers.

Summary Compensation Table

The following table sets forth all cash compensation earned, as well as certain other compensation paid or accrued for the fiscal years ended June 30, 2020 and 2019 to each of the following named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Award ($)	Option Award ($)(1)		Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)(3)	(d)	(e)	(f)		(g)	(h)	(i)	(j)

Named Executive Officers

Joshua R. Disbrow
Chief Executive Officer	2020	$607,620	$185,000	$652,500	$140,330		$–	$–	$–	$$1,585,450
since December 2012	2019	$330,000	$135,000	$578,705	$–		$–	$–	$–	$$1,043,705

David A. Green (2)
Former Chief Financial Officer, Secretary	2020	$400,046	$150,000	$362,500	$140,330	$		$–	$–	$$1,052,876
and Treasurer,	2019	$250,000	$95,000	$340,988	$–		$–	$–	$–	$$685,988

(1) Option awards are reported at fair value at the date of grant. See Item 15 of Part IV, “Notes to the Financial Statements — Note 9 — Fair Value Considerations.”

(2) Mr. Green resigned as our Chief Financial Officer, Secretary and Treasurer effective March 31, 2021.

(3) Salaries for the fiscal year ended June 30, 2020 include accrued deferred payments of $222,203 to Mr. Joshua R. Disbrow and $130,463 to Mr. David A. Green that were paid in July 2020.

Our executive officers are reimbursed by us for any out-of-pocket expenses incurred in connection with activities conducted on our behalf. Executives are reimbursed for business expenses directly related to our business activities, such as travel, primarily for business development as we grow and expand our product lines. On average, each executive incurs between $1,000 to $3,000 of out-of-pocket business expenses each month. The executive management team meets weekly and determines which activities they will work on based upon what we determine will be most beneficial to the Company and our stockholders. No interest is paid on amounts reimbursed to the executives.

Outstanding Equity Awards

The following table contains certain information concerning outstanding equity awards for the named executive officers as of June 30, 2020.

Outstanding Equity Awards at Fiscal Year-End 2020

The following table contains certain information concerning unexercised options for our Chief Executive Officer and Chief Financial Officer as of June 30, 2020.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Named Executive Officers

Joshua R. Disbrow	13	–	–	$3,280	11/11/2025	–	$–	–	$–
Chief Executive Officer	15	–	–	$3,280	7/7/2026	–	$–	–	$–
	–	10,000	–	$14.50	6/8/2030	–	$–
	–	–	–	$–	–	90,348	$1,282,935	–	$–
David A. Green	–	10,000	–	$14.50	6/8/2030	–	$–
Former Chief Financial Officer	–	–	–	$–	–	51,625	$733,075	–	$–

(1)

Based on $14.20 per share which was the closing price of our common stock on NASDAQ on June 30, 2020, the last trading day of that fiscal year.

Employment Agreements and Separation Agreements

We entered into an employment agreement with Joshua Disbrow in connection with his employment as our Chief Executive Officer. The agreement is for a term of 24 months beginning on April 16, 2015, subject to termination by us with or without Cause or as a result of officer’s disability, or by the officer with or without Good Reason (as defined below). Mr. Disbrow is entitled to receive $330,000 in annual salary, plus a discretionary performance bonus with a target of 125% of his base salary. Mr. Disbrow is also eligible to participate in the benefit plans maintained by us from time to time, subject to the terms and conditions of such plans. On April 15, 2019, we extended this agreement for another 24 months.  On April , 2021, we extended this agreement for another 24 months.

We entered into an employment agreement with David A. Green, effective December 18, 2017, to serve as our Chief Financial Officer. The agreement is subject to termination by us with or without Cause (as defined below) or as a result of Mr. Green’s disability, or by Mr. Green with or without Good Reason (as defined below). Mr. Green is entitled to receive $250,000 in annual salary, plus a discretionary performance bonus with a target of 50% of his base salary, based on his individual achievements and company performance objectives established by the board or the compensation committee in consultation with Mr. Green. Mr. Green is also eligible to participate in the benefit plans maintained by us from time to time, subject to the terms and conditions of such plans.

On July 1, 2020, we entered into employment agreements with Joshua Disbrow (the “CEO Amendment”) and David Green (the “Former CFO Amendment”) The material terms of the respective amendments are as follows.

CEO Amendment

●	Effective June 1, 2020, increase base salary to $500,000 and lower annual bonus % target from 100% to 60% of base salary
●	Effective January 1, 2021, increase base salary to $590,000
●	Granted 10,000 options on terms set forth in a separate option agreement
●	Granted 45,000 shares of restricted stock on the terms set forth in a separate restricted stock agreement.

Former CFO Amendment

●	Effective June 1, 2020, increase base salary to $375,000
●	Effective January 1, 2021, increase base salary to $400,000
●	Granted 10,000 options on terms set forth in a separate option agreement
●	Granted 25,000 shares of restricted stock on the terms set forth in a separate restricted stock agreement.

New CFO Employment Agreement

On March 31, 2021, Richard Eisenstadt was appointed as our Chief Financial Officer pursuant to an employment agreement with an effective date of March 31, 2021 (the “CFO Employment Agreement”). Under the CFO Employment Agreement Mr. Eisenstadt will receive:

●	An annual base salary of $400,000, plus a target bonus of 40% of the base salary if certain performance milestones are met;

●	A signing bonus of $50,000;

●	A potential transition bonus of $125,000, if one or more benchmarks is met between March 19, 2021 and July 1, 2021;

●	A restricted stock unit grant of 55,000 shares of our common stock, subject to certain vesting provisions set forth therein;

●

Upon a termination without cause by the Company or for good reason, as those terms are defined in the CFO Employment Agreement, by Mr. Eisenstadt, a severance payment equal to his base salary plus any earned incentive compensation, as well as a continuation of our portion of COBRA payments for a period of 12 months and vesting of any issued restricted stock units; and

●

Upon a change in control, as defined in the CFO Employment Agreement, a payment equal to one times the base salary and the target annual incentive bonus compensation for the then-current year, plus 12 months of COBRA payments and accelerated vesting of all stock options or stock based awards.

Former CFO Separation Agreement

On April 8, 2021, we entered into separation agreement with Mr. Green, effective March 31, 2021, pursuant to which Mr. Green will receive payment for accrued but unused personal time off, a cash payment in lieu of equity, a separation payment of $550,000, COBRA coverage, a merger bonus of $100,000 and acceleration of any unvested options held by Mr. Green.

CEO Second Amendment

On April 12, 2021, we entered into a second amendment (the “CEO Second Amendment”) to the employment agreement with Joshua R. Disbrow (the “CEO Employment Agreement”), dated April 16, 2019. The CEO Second Amendment was approved by the compensation committee of our Board of Directors on March 14, 2021. The material terms of the CEO Second Amendment are as follows:

●	Extend term of the CEO Employment Agreement to a term expiring 24 months from the date of the CEO Second Amendment;

●

Grant of restricted stock equal to 3% of our issued and outstanding stock as of March 19, 2021 and an additional future grant of 2% if certain performance standards are satisfied, as determined by the compensation committee of the Board;

●	Increase severance payment upon termination without cause or for good reason, as those terms are defined in the CEO Employment Agreement, to 2.5 times base salary; and

●	Update the Change in Control definition to be consistent with the “Sale Event” definition in the restricted stock agreement.

Payments Provided Upon Termination for Good Reason, Without Cause or for a Bona Fide Retirement

Pursuant to the employment agreements, in the event the officer’s employment is terminated without Cause by us, the officer terminates his employment with Good Reason, or the officer terminates his employment for a Bona Fide Retirement (with respect to Mr. Eisenstadt), we will be obligated to pay him any accrued compensation and a lump sum payment. In the case of Mr. Disbrow, the lump sum payment is equal to two and one-half times the executive’s base salary in effect at the date of termination, as well as continued participation in the health and welfare plans for up to two years. In the case of Mr. Eisenstadt, the lump sum payment is equal to 100% of the executive’s base salary in effect at the date of termination, as well as continued participation in the health and welfare plans for up to one year. All vested equity incentive awards shall remain exercisable from the date of termination until the expiration date of the applicable award. So long as a Change in Control is not in effect, then all equity incentive awards which are unvested at the date of termination Without Cause, for Good Reason or for a bona fide retirement shall be accelerated as of the date of termination.

“Good Reason” with respect to the agreements means, without the officer’s written consent, there is:

●	a material breach of the agreement by the Company;

●

a material reduction in the officer’s overall responsibilities or authority, or scope of duties (it being understood that the occurrence of a Change in Control shall not, by itself, necessarily constitute a reduction in the officer’s responsibilities or authority);

●

a material reduction of the level of the officer’s compensation (excluding any bonuses) (except where there is a general reduction applicable to the management team generally, provided, however, that in no case may the base salary be reduced below certain specified amounts); or

●	a material change in the principal geographic location at which the officer must perform his services.

“Cause” with respect to the agreements means:

●	material breach of any agreement with the Company;

●	conviction of, or entry of a plea of guilty to, or entry of a plea of nolo contendere with respect to, any crime, other than a traffic violation or a misdemeanor;

●	willful malfeasance or willful misconduct by the officer in connection with his employment;

●	gross negligence in performing any of his duties;

●	willful and deliberate violation of any of our policies;

●	unintended but material breach of any written policy applicable to all employees adopted by us which is not cured to the reasonable satisfaction of the board;

●

unauthorized use or disclosure of any proprietary information or trade secrets of us or any other party as to which the officer owes an obligation of nondisclosure as a result of the officer’s relationship with us;

●	willful and deliberate breach of his obligations under the employment agreement; or

●	any other material breach by officer of any of his obligations which is not cured to the reasonable satisfaction of the board.

“Bona Fide Retirement” with respect to the CFO Employment Agreement means meeting certain age and service criteria, voluntarily terminates his employment with the Company and represents and warrants that he will not seek or obtain any full-time employment as a senior financial executive in the pharmaceutical industry (full-time employment relating to the discovery, development, and manufacture of drugs and medications by public and private organizations) for a period of at least two years from the date of his retirement.

The severance benefits described above are contingent on each officer executing a general release of claims.

Payments Provided Upon a Change in Control

Pursuant to the employment agreements, in the event of a Change in Control of us, all stock options, restricted stock and other stock-based grants granted or may be granted in the future by us to the officers will immediately vest and become exercisable.

“Change in Control” means: the occurrence of any of the following events:

●	a sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity;

●

a merger, reorganization or consolidation in which the outstanding shares of common stock of the Company are converted into or exchanged for shares of the successor entity and the holders of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the surviving entity immediately upon the completion of such transaction;

●	the sale of all or a majority of the common stock of the Company to an unrelated person or entity; or

●

any other transaction in which the holders of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the surviving entity in the transaction immediately upon the completion of such transaction.

STOCKHOLDER COMMUNICATIONS

Stockholders may send any communications regarding Company business to the Board in care of our Corporate Secretary at our principal executive offices located at 373 Inverness Parkway, Suite 206, Englewood, Colorado 80112. The Secretary will forward all such communications to the addressee.

AUDITOR MATTERS

Our Audit Committee has reviewed and discussed with management our audited financial statements for the fiscal year ended June 30, 2020, which were audited by Plante Moran. Our Audit Committee discussed with Plante Moran the matters required to be discussed pursuant to Auditing Standards 16, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. Our Audit Committee received the written disclosures and letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with our Audit Committee concerning independence, and discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Our Audit Committee also considered whether the provision of services other than the audit of our financial statements for the fiscal year ended June 30, 2020 were compatible with maintaining Plante Moran’s independence.

Based on the review and discussions referred to in the foregoing paragraph, our Audit Committee approved the inclusion of the audited financial statements in our Annual Report on Form 10-K for the fiscal year ended June 30, 2020 for filing with the SEC.

DEADLINE FOR STOCKHOLDER PROPOSALS FOR THE 2021 ANNUAL MEETING

Under our bylaws, stockholder proposals to be considered at our 2021 annual meeting must be received by us not less than 90 days nor more than 120 days prior to the first anniversary of the prior year’s annual meeting. However, in the event that the date of the annual meeting is more than 30 days before or more than 60 days after the anniversary date of the prior year’s annual meeting, or if no annual meeting was held in the prior year, the stockholder notice must be given not more than 120 days nor less than the later of 90 days prior to the date of the annual meeting or, if it is later, the 10th day following the date on which the date of the annual meeting is first publicly announced or disclosed by us. Under SEC Rule 14a-8, in order for a stockholder proposal to be included in our proxy solicitation materials for our 2020 Annual Meeting of Stockholders, it must be delivered to our Corporate Secretary at our principal executive offices provided, however, that if the date of the 2021 annual meeting is more than 30 days before or after the anniversary date of the 2020 annual meeting, notice by the stockholder must be delivered a reasonable time before the Company begins to print and send its proxy materials. All submissions must comply with all of the requirements of our bylaws and Rule 14a-8 of the Exchange Act. Proposals should be mailed to Richard Eisenstadt, Corporate Secretary, Aytu BioPharma, Inc., 373 Inverness Parkway, Suite 206, Englewood, Colorado 80112.

COSTS OF PROXY SOLICITATION

Our directors, officers and employees may solicit proxies in person, by telephone, or by other means of communication. We will not pay our directors, officers and employees any additional compensation for soliciting proxies.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

The SEC has adopted rules that permit companies to deliver a single copy of proxy materials to multiple stockholders sharing an address unless a company has received contrary instructions from one or more of the stockholders at that address. Upon request, we will promptly deliver a separate copy of proxy materials to one or more stockholders at a shared address to which a single copy of proxy materials was delivered. Stockholders may request a separate copy of proxy materials by contacting us either by calling (720) 437-6580 or by mailing a request to 373 Inverness Parkway, Suite 206, Englewood, Colorado 80112. Stockholders at a shared address who receive multiple copies of proxy materials may request to receive a single copy of proxy materials in the future in the same manner as described above.

ANNUAL REPORT ON FORM 10-K

Our Annual Report on Form 10-K for the fiscal year ended June 30, 2020 as filed with the SEC is accessible free of charge on its website at www.sec.gov. It contains audited financial statements covering the fiscal years ended June 30, 2020 and 2019. You can request a copy of our Annual Report on Form 10-K free of charge by calling (720) 437-6580 or by mailing a request to our Corporate Secretary, 373 Inverness Parkway, Suite 206, Englewood, Colorado 80112. Please include your contact information with the request.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires our officers and directors and persons who own more than 10% of our outstanding common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. These officers, directors and stockholders are required by regulations under the Securities Exchange Act to furnish us with copies of all forms they file under Section 16(a).

Based solely on our review of the copies of forms we have received, we believe that all such required reports were timely filed during fiscal 2020.

APPENDICES

Appendix A Form of Proxy Card

Appendix A

ANNUAL MEETING OF SHAREHOLDERS OF

AYTU BIOPHARMA, INC.

May 21, 2021

PROXY VOTING INSTRUCTION

INTERNET - Access “www.proxyvote.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.
TELEPHONE - Call toll-free 1-800-579-1639 in the United States from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.	COMPANY NUMBER
Vote online/phone until 11:59 PM EDT the day before the meeting.	ACCOUNT NUMBER
MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.
VIRTUALLY - You may vote your shares in person by attending the Annual Meeting virtually.

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL FOR THE ANNUAL MEETING:

The Notice of Annual Meeting of Stockholders and Proxy Statement, and Annual Report on Form 10-K are available at www.proxyvote.com.

↓Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ↓

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES IN PROPOSAL 1 AND
“FOR” PROPOSAL 2

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1.	The election as director of the nominees listed below.

NOMINEES:	FOR	WITHHOLD
o Joshua R. Disbrow	☐	☐
o Gary V. Cantrell	☐	☐
o Carl C. Dockery	☐	☐
o John A. Donofrio Jr.	☐	☐
o Michael Macaluso	☐	☐
o Beth Hecht	☐	☐
o Steve Boyd	☐	☐
o Jerry McLaughlin	☐	☐

2.	The ratification of Plante Moran as our independent registered public accounting firm for the fiscal year ending June 30, 2021.	FOR	☐AGAINST	☐ABSTAIN

☐The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting, the 2020 Annual Report and Annual Report on Form 10-K.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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